Consolidated Balance Sheets (Parenthetical) (USD $)	Sep. 30, 2013	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Predecessor [Member]
Property and equipment, accumulated depreciation		$ 12,194	$ 0
Convertible debt, net of unamortized discounts	$ 0	$ 239,847
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	843,750,000	843,750,000	100,000
Common stock, shares issued	79,596,654	70,299,003	100,000
Common stock, shares outstanding	79,596,654	70,299,003	100,000